SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Real Return Fund (the “Fund”)

Effective immediately, Dale Winner, CFA is removed as a portfolio manager to the Fund. All references to Dale Winner, CFA in the Fund’s prospectuses and SAI are hereby removed. Kandarp R. Acharya, CFA, FRM, Petros N. Bocray, CFA, FRM, Michael Bradshaw, CFA, Christian L. Chan, CFA, Kayvan Malek, Jay N. Mueller, CFA, Garth B. Newport, CFA, and Thomas M. Price, CFA, will remain as portfolio managers.

August 1, 2019	IFAM089/P1003S3